Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies [Abstract]
Commitments and Contingencies:
16.      Commitments and Contingencies:
a)      Legal proceedings
Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance and other claims with suppliers relating to the operations of the Company's vessels. The Company's vessels are covered for pollution of $1 billion per vessel per incident, by the Protection and Indemnity (P&I) Association in which the Company's vessels are entered. The Company's vessels are subject to calls payable to their P&I Association and may be subject to supplemental calls which are based on estimates of premium income and anticipated and paid claims. Such estimates are adjusted each year by the Board of Directors of the P&I Association until the closing of the relevant policy year, which generally occurs within three years from the end of the policy year. Supplemental calls, if any, are expensed when they are announced and according to the period they relate to. The Company is not aware of any supplemental calls in respect of any policy years other than those that have already been recorded in its consolidated financial statements.
 (ii)      In March 2013, the Company commenced arbitration proceedings against Hanjin HHIC-Phil Inc., the shipyard that constructed the Star Polaris, relating to an engine failure the vessel experienced in Korea. This resulted in 142 off-hire days and the loss of $2,343 in revenues. The Company pursued the compensation for the cost of the repairs and the loss of revenues and following the arbitration hearing in July 2015, the arbitral tribunal issued its partial final award (the “Award”), which found the yard liable for certain aspects of the claim but did not quantify the Award. Following the dismissal of the loss of revenues claim before the High Court of the United Kingdom in the appeal proceedings, a hearing before the arbitral tribunal to quantify the cost of the repairs for which the yard is liable is pending.
 (iv)      On October 23, 2014, a purported shareholder (the “Plaintiff”) of the Company filed a derivative and putative class action lawsuit in New York state court against the Company's Chief Executive Officer, members of its Board of Directors and several of its shareholders and related entities. The Company has been named as a nominal defendant in the lawsuit. The lawsuit alleges that the acquisition of Oceanbulk and purchase of several Excel Vessels were the result of self-dealing by various defendants and that the Company entered into the respective transactions on unfair terms. The lawsuit further alleges that, as a result of these transactions, several defendants' interests in the Company have increased and that the Plaintiff's interest in the Company has been diluted. The lawsuit also alleges that the Company's management has engaged in other conduct that has resulted in corporate waste. The lawsuit seeks cancellation of all shares issued to the defendants in connection with the acquisition of Oceanbulk, unspecified monetary damages, the replacement of some or all members of the Company's Board of Directors and its Chief Executive Officer, and other relief. The Company believes the claims are completely without merit, and has denied them and defended against them in court. On November 24, 2014, the Company and the other defendants removed the action to the United States District Court for the Southern District of New York. On March 4, 2015, the Company and the other defendants moved to dismiss the complaint. On February 18, 2016, the court granted the Company's motion to dismiss in full and dismissed the matter. On February 24, 2016, Plaintiff filed a notice of appeal. The appeal was heard before the Court of Appeals for the Second Circuit on December 6, 2016. In April 2017, the Second Circuit dismissed the appeal in all respects and affirmed the first instance judgment. Plaintiff filed a petition for panel rehearing and/or rehearing en banc, which petition was dismissed in June 2017. In September 2017, Plaintiff filed a petition for certiorari in the U.S. Supreme Court seeking review of the Second Circuit's affirmance of dismissal of the complaint, which petition was denied on November 27, 2017.
b)      Other contingencies:
Contingencies relating to Heron
Following the completion of the Merger, Oceanbulk Shipping became a wholly owned subsidiary of the Company. Oceanbulk Shipping owned a convertible loan, which was convertible into 50% of Heron Ventures Ltd's (“Heron”) equity. After the conversion of the loan, on November 5, 2014, Heron is a 50-50 joint venture between Oceanbulk Shipping and ABY Group Holding Limited, and Oceanbulk Shipping shares joint control over Heron with ABY Group Holding Limited. Based on the applicable related agreements, neither party will entirely control Heron. In addition, any operational and other decisions with respect to Heron will need to be jointly agreed between Oceanbulk Shipping and ABY Group Holding Limited. As of December 31, 2017, all vessels previously owned by Heron have been either sold or distributed to its equity holders. While Oceanbulk Shipping and ABY Group Holding Limited intend that Heron eventually will be dissolved shortly after receiving permission from local authorities, until that occurs, contingencies to the Company may arise. However, the pre-transaction investors in Heron effectively remain as ultimate beneficial owners of Heron, until Heron is dissolved on the basis that, according to the agreement governing the Merger, any cash received or paid by the Company from the final liquidation of Heron will be settled accordingly by the pre-Merger investors in Oceanbulk (the “Oceanbulk Sellers”). The Company had no outstanding balance with the Oceanbulk Sellers as of December 31, 2016 and 2017, respectively.
c)      Lease commitments:
The following table sets forth inflows or outflows, related to the Company's leases, as at December 31, 2017.

	Twelve month periods ending December 31,
plus inflows/ minus outflows	Total	2018	2019	2020	2021	2022	2023 and thereafter
Future, minimum, non-cancellable charter revenue (1)	$62,751	$62,751	$-	$-	$-	$-	$-
Future, minimum, charter-in hire payments (2)	(3,486)	(3,486)	-	-	-	-	-
Office rent	(1,751)	(353)	(279)	(274)	(276)	(281)	(288)
Bareboat commitments charter hire (3)	(99,856)	(6,907)	(7,983)	(7,911)	(7,837)	(8,015)	(61,203)
Total	$(42,342)	$52,005	$(8,262)	$(8,185)	$(8,113)	$(8,296)	$(61,491)

 (1)      The amounts represent the minimum contractual charter revenues to be generated from the existing, as of December 31, 2017, non-cancellable time and freight charter agreements until their expiration, net of address commission, assuming no off-hire days other than those related to scheduled interim and special surveys of the vessels.
(2)      The amounts represent the Company's commitments under the existing, as of December 31, 2017, charter-in arrangements (including operating lease and freight agreements) for third party vessels.
 (3)      The amounts represent the Company's commitments under the bareboat lease arrangements representing the charter hire for those vessels that, as of December 31, 2017, are under construction. The bareboat charter hire is comprised of fixed and variable portion, the variable portion is calculated based on the 6-month LIBOR of 1.83707%, and 3-month LIBOR of 1.69428% as of December 31, 2017, whichever is applicable (please refer to Note 5 and Note 6).